                                                               Exhibit 99.a.(iv)

                             ARTICLES SUPPLEMENTARY
                                       OF
                        HARTFORD-FORTIS SERIES FUND, INC.

         These Articles Supplementary are effective as of February 25, 2002.

         Hartford-Fortis Series Fund, Inc. (the "Corporation"), a corporation organized and existing under the laws of the State of Maryland, does hereby
Certify:

FIRST: The Corporation currently has the authority to issue one hundred forty billion shares of $0.0001 par value common stock, having an aggregate par value of $14,000,000, as listed below:

                             SERIES                                   NUMBER OF SHARES IN SERIES
                             ------                                   --------------------------
Hartford SmallCap Growth Fund (formerly known as Fortis Capital             15,000,000,000
Appreciation Portfolio)
   Hartford SmallCap Growth Fund - Class A                                   3,000,000,000
   Hartford SmallCap Growth Fund - Class B                                   3,000,000,000
   Hartford SmallCap Growth Fund - Class C                                   3,000,000,000
   Hartford SmallCap Growth Fund - Class H                                   1,500,000,000
   Hartford SmallCap Growth Fund - Class L                                   1,500,000,000
   Hartford SmallCap Growth Fund - Class M                                   1,500,000,000
   Hartford SmallCap Growth Fund - Class N                                   1,000,000,000
   Hartford SmallCap Growth Fund - Class Y                                    500,000,000
Hartford Growth Fund (formerly known as Fortis Capital Fund)                15,000,000,000
   Hartford Growth Fund - Class A                                            3,000,000,000
   Hartford Growth Fund - Class B                                            3,000,000,000
   Hartford Growth Fund - Class C                                            3,000,000,000
   Hartford Growth Fund - Class H                                            1,500,000,000
   Hartford Growth Fund - Class L                                            1,500,000,000
   Hartford Growth Fund - Class M                                            1,500,000,000
   Hartford Growth Fund - Class N                                            1,000,000,000
   Hartford Growth Fund - Class Y                                             500,000,000
Hartford Growth Opportunities Fund (formerly known as Fortis                16,250,000,000
Growth Fund)
   Hartford Growth Opportunities Fund - Class A                              3,000,000,000
   Hartford Growth Opportunities Fund - Class B                              3,000,000,000
   Hartford Growth Opportunities Fund - Class C                              3,000,000,000
   Hartford Growth Opportunities Fund - Class H                              1,450,000,000
   Hartford Growth Opportunities Fund - Class L                              1,450,000,000
   Hartford Growth Opportunities Fund - Class M                              1,450,000,000
   Hartford Growth Opportunities Fund - Class N                              1,000,000,000
   Hartford Growth Opportunities Fund - Class Y                               450,000,000
   Hartford Growth Opportunities Fund - Class Z                              1,450,000,000
Hartford Tax-Free Minnesota Portfolio (formerly known as Fortis             16,250,000,000
Tax Free Minnesota Portfolio)
   Hartford Tax-Free Minnesota Portfolio - Class A                           3,000,000,000
   Hartford Tax-Free Minnesota Portfolio - Class B                           3,000,000,000
   Hartford Tax-Free Minnesota Portfolio - Class C                           3,000,000,000
   Hartford Tax-Free Minnesota Portfolio - Class E                           1,450,000,000

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
   Hartford Tax-Free Minnesota Portfolio - Class H                           1,450,000,000
   Hartford Tax-Free Minnesota Portfolio - Class L                           1,450,000,000
   Hartford Tax-Free Minnesota Portfolio - Class M                           1,450,000,000
   Hartford Tax-Free Minnesota Portfolio - Class N                           1,000,000,000
   Hartford Tax-Free Minnesota Portfolio - Class Y                            450,000,000
Hartford Tax-Free National Portfolio (formerly known as Fortis              16,250,000,000
Tax Free National Portfolio)
   Hartford Tax-Free National Portfolio - Class A                            3,000,000,000
   Hartford Tax-Free National Portfolio - Class B                            3,000,000,000
   Hartford Tax-Free National Portfolio - Class C                            3,000,000,000
   Hartford Tax-Free National Portfolio - Class E                            1,450,000,000
   Hartford Tax-Free National Portfolio - Class H                            1,450,000,000
   Hartford Tax-Free National Portfolio - Class L                            1,450,000,000
   Hartford Tax-Free National Portfolio - Class M                            1,450,000,000
   Hartford Tax-Free National Portfolio - Class N                            1,000,000,000
   Hartford Tax-Free National Portfolio - Class Y                             450,000,000
Hartford U.S. Government Securities Fund (formerly known as                 16,250,000,000
Fortis U.S. Government Securities Fund)
   Hartford U.S. Government Securities Fund - Class A                        3,000,000,000
   Hartford U.S. Government Securities Fund - Class B                        3,000,000,000
   Hartford U.S. Government Securities Fund - Class C                        3,000,000,000
   Hartford U.S. Government Securities Fund - Class E                        1,450,000,000
   Hartford U.S. Government Securities Fund - Class H                        1,450,000,000
   Hartford U.S. Government Securities Fund - Class L                        1,450,000,000
   Hartford U.S. Government Securities Fund - Class M                        1,450,000,000
   Hartford U.S. Government Securities Fund - Class N                        1,000,000,000
   Hartford U.S. Government Securities Fund - Class Y                         450,000,000
Hartford Value Opportunities Fund (formerly known as Fortis                 16,000,000,000
Value Fund)
   Hartford Value Opportunities Fund - Class A                               3,000,000,000
   Hartford Value Opportunities Fund - Class B                               3,000,000,000
   Hartford Value Opportunities Fund - Class C                               4,000,000,000
   Hartford Value Opportunities Fund - Class H                               1,500,000,000
   Hartford Value Opportunities Fund - Class L                               1,500,000,000
   Hartford Value Opportunities Fund - Class M                               1,500,000,000
   Hartford Value Opportunities Fund - Class N                               1,000,000,000
   Hartford Value Opportunities Fund - Class Y                                500,000,000
Fortis Asset Allocation Portfolio                                            5,000,000,000
   Fortis Asset Allocation Portfolio - Class A                               1,000,000,000
   Fortis Asset Allocation Portfolio - Class B                               1,000,000,000
   Fortis Asset Allocation Portfolio - Class C                               1,000,000,000
   Fortis Asset Allocation Portfolio - Class H                               1,000,000,000
   Fortis Asset Allocation Portfolio - Class Z                               1,000,000,000
Fortis Global Growth Portfolio                                               4,000,000,000
   Fortis Global Growth Portfolio - Class A                                  1,000,000,000
   Fortis Global Growth Portfolio - Class B                                  1,000,000,000
   Fortis Global Growth Portfolio - Class C                                  1,000,000,000
   Fortis Global Growth Portfolio - Class H                                  1,000,000,000
Fortis Growth & Income Fund                                                  4,000,000,000
   Fortis Growth & Income Fund - Class A                                     1,000,000,000
   Fortis Growth & Income Fund - Class B                                     1,000,000,000

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
   Fortis Growth & Income Fund - Class C                                     1,000,000,000
   Fortis Growth & Income Fund - Class H                                     1,000,000,000
Fortis High Yield Portfolio                                                  4,000,000,000
   Fortis High Yield Portfolio - Class A                                     1,000,000,000
   Fortis High Yield Portfolio - Class B                                     1,000,000,000
   Fortis High Yield Portfolio - Class C                                     1,000,000,000
   Fortis High Yield Portfolio - Class H                                     1,000,000,000
Fortis International Equity Portfolio                                        4,000,000,000
   Fortis International Equity Portfolio - Class A                           1,000,000,000
   Fortis International Equity Portfolio - Class B                           1,000,000,000
   Fortis International Equity Portfolio - Class C                           1,000,000,000
   Fortis International Equity Portfolio - Class H                           1,000,000,000
Fortis Money Fund                                                            4,000,000,000
   Fortis Money Fund - Class A                                               1,000,000,000
   Fortis Money Fund - Class B                                               1,000,000,000
   Fortis Money Fund - Class C                                               1,000,000,000
   Fortis Money Fund - Class H                                               1,000,000,000
Fortis Strategic Income Fund                                                 4,000,000,000
   Fortis Strategic Income Fund - Class A                                    1,000,000,000
   Fortis Strategic Income Fund - Class B                                    1,000,000,000
   Fortis Strategic Income Fund - Class C                                    1,000,000,000
   Fortis Strategic Income Fund - Class H                                    1,000,000,000

SECOND: Pursuant to the authority expressly vested in the Board of Directors of the Corporation by Article IV of the Corporation's Articles of Amendment and Restatement and in accordance with Sections 2-208 and 2-208.1 of Subtitle 2 of the Maryland General Corporation Law, the Board of Directors has duly authorized the reclassification of such shares, as set forth below:

                             SERIES                                  NUMBER OF SHARES IN SERIES
                             ------                                  --------------------------
The Hartford SmallCap Growth Fund                                          21,000,000,000
   The Hartford SmallCap Growth Fund - Class A                              5,000,000,000
   The Hartford SmallCap Growth Fund - Class B                              5,000,000,000
   The Hartford SmallCap Growth Fund - Class C                              5,000,000,000
   The Hartford SmallCap Growth Fund - Class H                              1,500,000,000
   The Hartford SmallCap Growth Fund - Class L                              1,500,000,000
   The Hartford SmallCap Growth Fund - Class M                              1,500,000,000
   The Hartford SmallCap Growth Fund - Class N                              1,000,000,000
   The Hartford SmallCap Growth Fund - Class Y                               500,000,000

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
The Hartford Growth Fund                                                     21,000,000,000
   The Hartford Growth Fund - Class A                                         5,000,000,000
   The Hartford Growth Fund - Class B                                         5,000,000,000
   The Hartford Growth Fund - Class C                                         5,000,000,000
   The Hartford Growth Fund - Class H                                         1,500,000,000
   The Hartford Growth Fund - Class L                                         1,500,000,000
   The Hartford Growth Fund - Class M                                         1,500,000,000
   The Hartford Growth Fund - Class N                                         1,000,000,000
   The Hartford Growth Fund - Class Y                                          500,000,000
The Hartford Growth Opportunities Fund                                       19,250,000,000
   The Hartford Growth Opportunities Fund - Class A                           4,000,000,000
   The Hartford Growth Opportunities Fund - Class B                           4,000,000,000
   The Hartford Growth Opportunities Fund - Class C                           4,000,000,000
   The Hartford Growth Opportunities Fund - Class H                           1,450,000,000
   The Hartford Growth Opportunities Fund - Class L                           1,450,000,000
   The Hartford Growth Opportunities Fund - Class M                           1,000,000,000
   The Hartford Growth Opportunities Fund - Class N                           1,000,000,000
   The Hartford Growth Opportunities Fund - Class Y                            450,000,000
   The Hartford Growth Opportunities Fund - Class Z                            450,000,000
The Hartford Tax-Free Minnesota Portfolio                                    19,250,000,000
   The Hartford Tax-Free Minnesota Portfolio - Class A                        4,000,000,000
   The Hartford Tax-Free Minnesota Portfolio - Class B                        4,000,000,000
   The Hartford Tax-Free Minnesota Portfolio - Class C                        4,000,000,000
   The Hartford Tax-Free Minnesota Portfolio - Class E                        1,450,000,000
   The Hartford Tax-Free Minnesota Portfolio - Class H                        1,450,000,000
   The Hartford Tax-Free Minnesota Portfolio - Class L                        1,450,000,000
   The Hartford Tax-Free Minnesota Portfolio - Class M                        1,450,000,000
   The Hartford Tax-Free Minnesota Portfolio - Class N                        1,000,000,000
   The Hartford Tax-Free Minnesota Portfolio - Class Y                         450,000,000
The Hartford Tax-Free National Portfolio                                     19,250,000,000
   The Hartford Tax-Free National Portfolio - Class A                         4,000,000,000
   The Hartford Tax-Free National Portfolio - Class B                         4,000,000,000
   The Hartford Tax-Free National Portfolio - Class C                         4,000,000,000
   The Hartford Tax-Free National Portfolio - Class E                         1,450,000,000
   The Hartford Tax-Free National Portfolio - Class H                         1,450,000,000
   The Hartford Tax-Free National Portfolio - Class L                         1,450,000,000
   The Hartford Tax-Free National Portfolio - Class M                         1,450,000,000
   The Hartford Tax-Free National Portfolio - Class N                         1,000,000,000
   The Hartford Tax-Free National Portfolio - Class Y                          450,000,000
The Hartford U.S. Government Securities Fund                                 19,250,000,000
   The Hartford U.S. Government Securities Fund - Class A                     4,000,000,000
   The Hartford U.S. Government Securities Fund - Class B                     4,000,000,000
   The Hartford U.S. Government Securities Fund - Class C                     4,000,000,000
   The Hartford U.S. Government Securities Fund - Class E                     1,450,000,000
   The Hartford U.S. Government Securities Fund - Class H                     1,450,000,000
   The Hartford U.S. Government Securities Fund - Class L                     1,450,000,000
   The Hartford U.S. Government Securities Fund - Class M                     1,450,000,000
   The Hartford U.S. Government Securities Fund - Class N                     1,000,000,000
   The Hartford U.S. Government Securities Fund - Class Y                      450,000,000
The Hartford Value Opportunities Fund                                        21,000,000,000

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
   The Hartford Value Opportunities Fund - Class A                            5,000,000,000
   The Hartford Value Opportunities Fund - Class B                            5,000,000,000
   The Hartford Value Opportunities Fund - Class C                            5,000,000,000
   The Hartford Value Opportunities Fund - Class H                            1,500,000,000
   The Hartford Value Opportunities Fund - Class L                            1,500,000,000
   The Hartford Value Opportunities Fund - Class M                            1,500,000,000
   The Hartford Value Opportunities Fund - Class N                            1,000,000,000
   The Hartford Value Opportunities Fund - Class Y                             500,000,000

THIRD: Shares of the Corporation's Class A, B, C, E, H, L, M, N, Y and Z Common Stock shall have all of the rights, preferences and privileges as set forth in the Corporation's previously filed Articles of Amendment and Restatement and as set forth in the Corporation's current prospectuses, statements of additional information and multiple class plan.

         IN WITNESS WHEREOF, Hartford-Fortis Series Fund, Inc. has caused these Articles Supplementary to be duly executed by David M. Znamierowski, its President, and attested to by Kevin J. Carr, its Assistant Secretary, this 22nd day of February, 2002.

                                            Hartford-Fortis Series Fund, Inc.


Attest:                                     By: /s/ David M. Znamierowski
                                                -------------------------------
                                                     President
/s/ Kevin J. Carr
---------------------------
Assistant Secretary

         I, David M. Znamierowski, President of Hartford-Fortis Series Fund, Inc., hereby acknowledge, in the name and on behalf of said corporation, the foregoing Articles Supplementary to be the corporate act of said corporation and I further certify that, to the best of my knowledge, information, and belief, these matters and facts are true in all material respects, under the penalties of perjury.

                                            /s/ David M. Znamierowski
                                            -----------------------------------
                                            David M. Znamierowski